Exhibit 10.1

CONTRIBUTION AGREEMENT

BY AND AMONG

CVR REFINING HOLDINGS, LLC

CVR REFINING HOLDINGS SUB, LLC

AND

CVR REFINING, LP

DATED AS OF DECEMBER 31, 2012

CONTRIBUTION AGREEMENT

This Contribution Agreement, dated as of December 31, 2012 (this “Agreement”), is entered into by and among CVR Refining Holdings, LLC, a Delaware limited liability company (“CVR Refining Holdings”), CVR Refining Holdings Sub, LLC a Delaware limited liability company and a wholly owned subsidiary of CVR Refining Holdings (“Holdings Sub”) and CVR Refining, LP, a Delaware limited partnership (the “Partnership”). The above named entities are sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, CVR Refining Holdings has formed CVR Refining, LLC (“CVR Refining”) under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and owns a 100% membership interest in CVR Refining (the “Membership Interest”) as of the date hereof;

WHEREAS, pursuant to that certain Contribution Agreement, dated as of October 18, 2012, by and among Coffeyville Resources, LLC, a Delaware limited liability company (“CRLLC”), and CVR Refining, CRLLC granted, contributed, bargained, conveyed, assigned, transferred, set over and delivered to CVR Refining, it successors and assigns, on behalf of CVR Refining Holdings, CRLLC’s 100% membership interest in each of Coffeyville Resources Refining & Marketing, LLC, a Delaware limited liability company, Coffeyville Resources Crude Transportation, LLC, a Delaware limited liability company, Coffeyville Resources Terminal, LLC, a Delaware limited liability company, Coffeyville Resources Pipeline, LLC, a Delaware limited liability company, Wynnewood Energy Company, LLC, a Delaware limited liability company (which owns a 100% membership interest in Wynnewood Refining Company, LLC, a Delaware limited liability company), and 100% of the stock of Coffeyville Finance Inc., a Delaware corporation;

WHEREAS, CVR Refining Holdings holds 100% of the limited partner interests in the Partnership and CVR Refining GP, LLC, a Delaware limited liability company, holds a non-economic general partner interest in the Partnership; and

WHEREAS, each of the Parties and the stockholders, members, partners, boards of directors or managers of the Parties, as the case may be, have taken all corporate, partnership, limited liability company or other action, as the case may be, required to be taken to approve the transactions contemplated by this Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

CONTRIBUTIONS

The following capital contributions and transactions shall be completed in the order set forth below.

Section 1.1    Contribution and Assignment of Membership Interests by CVR Refining Holdings.

CVR Refining Holdings hereby contributes, conveys, assigns, transfers and delivers the Membership Interest to the Partnership, its successors and assigns, for its and their own use forever, and the Partnership hereby accepts the Membership Interest. CVR Refining Holdings shall retain the right to receive reimbursement for certain capital expenditures attributable to the assets of CVR Refining and its subsidiaries incurred within the two-year period prior to the date of this Agreement.

Section 1.2    Contribution and Assignment of Membership Interests by CVR Refining Holdings.

CVR Refining Holdings hereby contributes, conveys, assigns, transfers and delivers a 0.01% limited partner interest in the Partnership to Holdings Sub, its successors and assigns, for its and their own use forever, and Holdings Sub hereby accepts the 0.01% limited partner interest in the Partnership.

ARTICLE II

MISCELLANEOUS

Section 2.1    Further Assurances.

From time to time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively carry out the purposes and intent of this Agreement.

Section 2.2    Successors and Assigns.

The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 2.3    No Third Party Rights.

The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 2.4    Severability.

If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 2.5    Entire Agreement.

This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

Section 2.6    Amendment or Modification.

This Agreement may be amended or modified at any time or from time to time only by a written instrument, specifically stating that such written instrument is intended to amend or modify this Agreement, signed by each of the Parties.

Section 2.7    Construction.

All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 2.8    Counterparts.

This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 2.9    Deed; Bill of Sale; Assignment.

To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

Section 2.10    Applicable Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

CVR REFINING HOLDINGS, LLC

By:	/s/ Susan M. Ball
	Name:	Susan M. Ball
	Title:	Chief Financial Officer and Treasurer

CVR REFINING, LP

By:	CVR Refining GP, LLC, its general partner

By:	/s/ Susan M. Ball
	Name:	Susan M. Ball
	Title:	Chief Financial Officer and Treasurer

CVR REFINING HOLDINGS SUB, LLC

By:	CVR Refining Holdings, LLC, its sole member

By:	/s/ Susan M. Ball
	Name:	Susan M. Ball
	Title:	Chief Financial Officer andTreasurer

SIGNATURE PAGE

CONTRIBUTION AGREEMENT